EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 25, 2006

TO THE PROSPECTUS DATED MAY 1, 2005

This Supplement updates the Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2005, as supplemented. You may obtain a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference.

Information Regarding EQ/FI Mid Cap Value Portfolio

The following updates information regarding the EQ/FI Mid Cap Value Portfolio (“Portfolio”) and should replace the first paragraph in the section entitled “The Investment Strategy:”

The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines medium market capitalization companies as those companies whose market capitalization is within the capitalization range of the Russell 3000 Index, excluding the largest 100 such companies. The Adviser also intends to invest the assets of the Portfolio so that the weighted median market capitalization range falls within the capitalization range of the companies in the Russell MidCap Index and the S&P Midcap 400 Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose market capitalization is above this level after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. As of December 31, 2005, the capitalization of companies in the Russell MidCap Index and S&P MidCap 400 Index ranged from $423.4 million to $18.4 billion. The size of companies in each index changes with market conditions, and the composition of each index. The Adviser may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations.